UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 17, 2013

GOLD DYNAMICS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-136981	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2248 Meridian Blvd. Ste H Minden, NV	89423
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-419-6588

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On November 24th, 2013, Kenne Ruan, CPA, P.C. (“Kenne Ruan”) resigned as our independent accountant. The reports of Kenne Ruan, on our financial statements for each of the past three months contained no adverse opinion or a disclaimer of opinion and were not modified; however, the reports were qualified as to the uncertainty of our ability to continue as a going concern due to our dependence on a successful execution of our plan of operations and ability to raise additional financing, lack of our generation of revenues, and our stockholders’ deficit and negative working capital. The decision to change independent accountants was approved by our sole Director on December 5, 2013.

During the past three months and through the date of this report, we have had no disagreements with Kenne Ruan, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kenne Ruan, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During the past three months and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Kenne Ruan, with a copy of this disclosure before its filing with the SEC. We requested that Kenne Ruan, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Kenne Ruan, stating that it does agree with the above statements. A copy of such letter, dated as of Deccember 17, 2013 is filed as Exhibit 16.1 to this report.

New Independent Accountants

Our sole Directors appointed Hillary CPA Group, LLC as our new independent registered public accounting firm effective as of December 5, 2013. During the two most recent fiscal years and through the date of our engagement, we did not consult with Hillary CPA Group, LLC regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)      The following exhibits are filed with this report:

Exhibit No.	Document	Location
16.1	Letter from Kenne Ruan, CPA, P.C. dated Deccember 17, 2013, to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Deccember 17, 2013

GOLD DYNAMICS CORP.

By: /s/ Tie Ming Li
Tie Ming Li

President and Chief Executive Officer